EXHIBIT 25.2

                       Securities Act of 1933  File No.:
                                                            -------
            (If application to determine eligibility of trustee for
                delayed offering pursuant to Section 305(b)(2))
                                    -------

                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549
                                    -------

                                   FORM T-1
                                    -------

                      STATEMENT OF ELIGIBILITY UNDER THE
                 TRUST INDENTURE ACT OF 1939 OF A CORPORATION
                         DESIGNATED TO ACT AS TRUSTEE

                  /  /  CHECK IF AN APPLICATION TO DETERMINE
                   --
            ELIGIBILITY OF A TRUSTEE PURSUANT TO SECTION 305(b)(2)

              STATE STREET BANK AND TRUST COMPANY OF CONNECTICUT,
                             NATIONAL ASSOCIATION
                ---------------------------------------------------
              (Exact name of trustee as specified in its charter)

           Not applicable                                06-1304336
      ------------------------                     ----------------------
      (State of incorporation                         (I.R.S. Employer
       if not a national bank)                     Identification Number)

    750 Main Street, Suite 1114, Hartford, Connecticut           06103
    --------------------------------------------------        ----------
         (Address of principal executive offices)             (Zip Code)

                             Michael J. D'Angelico
                   750 Main Street, Suite 1114, Hartford, CT
                                  203-244-1845
    ----------------------------------------------------------------------
           (Name, address and telephone number of agent for service)

                           Orion Capital Corporation
              ---------------------------------------------------
              (Exact name of obligor as specified in its charter)

              DELAWARE                                   95-6069054
    -------------------------------                 ----------------------
    (State or other jurisdiction of                    (I.R.S. Employer
    incorporation or organization)                  Identification Number)










        30 Rockefeller Plaza
         New York, New York                                 10112
    ----------------------------------------              ----------
    (address of principal executive offices)              (Zip Code)


                             Senior Debt Securities

                      -----------------------------------
                      (Title of the indenture securities)

    Item 1.   General Information.
              -------------------
              Furnish the following information as to the trustee:

              (a) Name and address of each examining or supervising authority to which it is subject.

                   Comptroller of the Currency,
                   Treasury Department of the United States
                   Washington, D.C.

                   Board of Governors of the
                   Federal Reserve System
                   Washington, D.C.

                   Federal Deposit Insurance Corporation
                   Washington, D.C.

              (b) Whether it is authorized to exercise corporate trust powers.

                   Yes.

    Item 2.   Affiliations with obligor.  If the obligor is an affiliate of
              -------------------------
              the trustee, describe each such affiliation.

                   None.

    Item 16.  List of exhibits.  List below all exhibits filed as a part of
              ----------------
              this Statement of Eligibility.

              T-1.1. A copy of the Articles of Association of the trustee as now in effect incorporated herein by reference to Exhibit T-1.1 filed with Form T-1 Statement, Registration No. 33-40617.

              T-1.2. A copy of the Certificate of the Comptroller of the Currency.

              T-1.3.    A copy of the Certification of Fiduciary Powers.

              T-1.4. A copy of the existing by-laws of the trustee incorporated herein by reference to Exhibit T-1.1 filed with Form T-1 Statement, Registration
                        No. 33-40617.

              T-1.5.    A copy of each Indenture referred to in Item 4.

                                Not Applicable.










              T-1.6. Consent of the Trustee required by Section 321(b) of the Act.

              T-1.7. A copy of the latest report of condition of the trustee, published pursuant to law or the requirements of its supervising or examining authority.

              T-1.8. A copy of any order pursuant to which the foreign trustee is authorized to act as sole trustee under indentures qualifies or to be qualified under the Act.

                                Not Applicable.

              T-1.9. Foreign trustees are required to furnish a consent to service of process.

                                Not Applicable.

                                     NOTE


              Inasmuch as this Form T-1 is filed prior to the ascertainment by the trustee of all facts on which to base answers to Item 2, the answer to said Item is based upon incomplete information. Said Item may, however, be considered correct unless amended by an amendment to this Form T-1.

              In answering any item in this Statement of Eligibility which relates to matters peculiarly within the knowledge of the obligor, or its directors or officers, or an underwriter for the obligor, the trustee is relying upon information furnished to it by the obligor and such underwriter and the trustee disclaims responsibility for the accuracy or completeness of such information.

                                   SIGNATURE


              Pursuant to the requirements of the Trust Indenture Act of 1939, the trustee, State Street Bank and Trust Company of Connecticut, National Association, a national banking association organized and existing under the laws of the United States, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Hartford, and State of Connecticut, on the 28th day of April, 1994.

                                         STATE STREET BANK AND TRUST
                                         COMPANY OF CONNECTICUT,
                                         NATIONAL ASSOCIATION


                                         By:/s/ Donald E. Smith
                                            -----------------------------
                                            Name: Donald E. Smith
                                            Its:  Vice President

                                                             EXHIBIT T-1.2





    ---------------------------------------------------------------------
    Comptroller of the Currency
    Administrator of National Banks
    ---------------------------------------------------------------------
    Washington, D.C. 20219


                                  CERTIFICATE


    I, Eugene A. Ludwig, Comptroller of the Currency, do hereby certify that:

    1. The Comptroller of the Currency, pursuant to Revised Statutes 324, et seq., as amended, 12 U.S.C. 1, et seq., as amended, has possession, custody and control of all records pertaining to the chartering, regulation and supervision of all National Banking Associations.

    2. "State Street Bank and Trust Company of Connecticut, National Association", Hartford, Connecticut, (Charter No. 22272), is a National Banking Association formed under the laws of the United States and is authorized thereunder to transact the business of banking on the date of this Certificate.

                                    IN TESTIMONY WHEREOF, I have

                                    hereunto subscribed my name and

                                    caused my seal of office to be

                                    affixed to these presents at the

                                    Treasury Department, in the City

                                    of Washington and District of

                                    Columbia, this 8th day of March,

                                    1994.



                                    /s/ Eugene A. Ludwig
                                    ----------------------------
                                    Comptroller of the Currency

                                                             EXHIBIT T-1.3





    -----------------------------------------------------------------------
    Comptroller of the Currency
    Administrator of National Banks
    -----------------------------------------------------------------------
    Washington, D.C. 20219


                       CERTIFICATION OF FIDUCIARY POWERS


    I, Eugene A. Ludwig, Comptroller of the Currency, do hereby certify the records in this Office evidence "State Street Bank and Trust Company of Connecticut, National Association", Hartford, Connecticut, (Charter No. 22272), was granted, under the hand and seal of the Comptroller, the right to act in all fiduciary capacities authorized under the provi-sions of The Act of Congress approved September 28, 1962, 76 Stat. 668, 12 U.S.C. 92a. I further certify the authority so granted remains in full force and effect.

                                    IN TESTIMONY WHEREOF, I have

                                    hereunto subscribed my name and

                                    caused my seal of Office of the

                                    Comptroller of the Currency to

                                    be affixed to these presents at

                                    the Treasury Department, in the

                                    City of Washington and District

                                    of Columbia, this 9th day of

                                    March, 1994.



                                    /s/ Eugene A. Ludwig
                                    ----------------------------
                                    Comptroller of the Currency

                                                             EXHIBIT T-1.6


                            CONSENT OF THE TRUSTEE
                          REQUIRED BY SECTION 321(b)
                      OF THE TRUST INDENTURE ACT OF 1939


              The undersigned, as Trustee under an Indenture to be entered into between Orion Capital Corporation and State Street Bank and Trust Company of Connecticut, National Association, as Trustee, does hereby consent that, pursuant to Section 321(b) of the Trust Indenture Act of 1939, as amended, reports of examinations with respect to the undersigned by Federal, State, Territorial or District authorities may be furnished by such authorities to the Securities and Exchange Commission upon request therefor.

                                         STATE STREET BANK AND TRUST
                                         COMPANY OF CONNECTICUT,
                                         NATIONAL ASSOCIATION,
                                         as Trustee


                                         By:/s/  Donald E. Smith
                                            ----------------------------
                                            Name: Donald E. Smith
                                            Its:  Vice President



    Dated:  April 28, 1994

                                                             EXHIBIT T-1.7



    This form is for use by National Banks only. It should be used for publication purposes only, and should not be returned to the FDIC.

    -----------------------------------------------------------------------
         Comptroller of the Currency
         Administrator of National Banks
    -----------------------------------------------------------------------

    R E P O R T  O F  C O N D I T I O N

    Consolidating domestic subsidiaries of the

    STATE STREET BANK AND TRUST COMPANY OF CT, N.A.  of     HARTFORD
    -----------------------------------------------     ------------------
                     Name of Bank                             City

    In the state of Connecticut, at the close of business on March
                    -----------
    31, 1994, published in response to call made by Comptroller of the Currency, under title 12, United States Code, Section 161.
    Charter Number 33132 Comptroller of the Currency Northeastern District
                   -----                             ------------

    Statement of Resources and Liabilities

    ASSETS
                                                      Thousands of dollars

    Cash and balances due from depository
        institutions:
      Noninterest-bearing balances and currency
        and coin......................................           647
      Interest-bearing balances.......................             0
    Securities:
      Held-to-maturity securities.....................             0
      Available-for-sale securities...................            90
    Federal funds sold................................             0
    Securities purchased under agreements to resell...             0
    Loans and lease financing receivables:
      Loans and leases, net of unearned income........             0
      LESS: Allowance for loan and lease losses.......             0
      LESS: Allocated transfer risk reserve...........             0
      Loans and leases, net of unearned income,
        allowance, and reserve........................             0
    Assets held in trading accounts...................             0
    Premises and fixed assets (including capitalized
        leases).......................................           534
    Other real estate owned...........................             0









    Investments in unconsolidated subsidiaries and
        associated companies..........................             0
    Customers' liability to this bank on acceptances
        outstanding...................................             0
    Intangible assets.................................         6,726
    Other assets......................................           589
    Total assets......................................         8,586
    Losses deferred pursuant to 12 U.S.C. 1823(j).....           N/A
    Total assets and losses deferred pursuant to
      12 U.S.C. 1823(j)...............................         8,586

    LIABILITIES

    Deposits:
      In domestic offices.............................             0
        Noninterest-bearing...........................             0
        Interest-bearing..............................             0
    Federal funds purchased...........................             0
    Securities sold under agreements to repurchase....             0
    Demand notes issued to the U.S. Treasury..........             0
    Trading liabilities...............................             0
    Other borrowed money:
      With original maturity of one year or less......             0
      With original maturity of more than one year....             0
    Mortgage indebtedness and obligations under
      capitalized leases..............................             0
    Bank's liability on acceptances executed and
      outstanding.....................................             0
    Subordinated notes and debentures.................             0
    Other liabilities.................................         4,114
    Total liabilities.................................         4,114
    Limited-life preferred stock and related surplus..             0

    EQUITY CAPITAL

    Perpetual preferred stock and related surplus.....             0
    Common stock......................................           500
    Surplus...........................................         2,500
    Undivided profits and capital reserves............         1,472
    Net unrealized holding gains (losses) on
      available-for-sale securities...................             0
    Total equity capital..............................         4,472
    Losses deferred pursuant to 12 U.S.C. 1823(j).....           N/A
    Total equity capital and losses deferred
      pursuant to 12 U.S.C. 1823(j)...................         4,472
    Total liabilities, limited-life preferred
      stock, equity capital and losses deferred
      pursuant to 12 U.S.C. 1823(j)...................         8,586







                                        -2-






    We, the undersigned directors,     I, MICHAEL D'ANGELICO
    attest to the correctness of          -----------------------------
    this statement of resources                      Name
    and liabilities.  We declare
    that it has been examined             VICE PRESIDENT & GENERAL MANAGER
    by us, and to the best of our         --------------------------------
    knowledge and belief has been                    Title
    examined by us, and to the best
    of our knowledge and belief has    of the above-named bank do hereby
    been prepared in conformance       declare that this Report of
    with the instructions and is       Condition is true and correct to
    true and correct.                  the best of my knowledge and
                                       belief.

      /s/  F.W. Kawam
    ------------------------------------
      /s/  Mary Gamache
    ------------------------------------   Directors
      /s/  L. Amato
    ------------------------------------
                                             /s/ Michael D'Angelico
                                             ----------------------------------
                                                        Signature

                                                      4/18/94
                                             ----------------------------------
                                                           Date






















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